                                                                   Exhibit 99.1




Debtor:   FPA MEDICAL MANAGEMENT, INC.
-------

Case Number:   98-01596PJW through 98-01685PJW
----------------------------------------------

Notes to Monthly Operating Report for the period November 2, 1998 through November 27, 1998, "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of November.

2. Copies of most of the Debtors' bank statements for the month of November are attached; copies of the balance of the November statements not yet received from the Banks and/or Debtors will be forwarded upon receipt. In addition, copies of unsubmitted Debtors' bank statements in the prior period for the month of October are attached.

3. The Debtors' most recently filed Income Tax Return was included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

FPA MEDICAL MANAGEMENT, INC.

MATRIX OF REQUIRED ATTACHMENTS / BANK STATEMENTS


                                          NOVEMBER BANK    OCTOBER BANK
                DEBTORS                     STATEMENTS      STATEMENTS                            COMMENTS
---------------------------------------------------------------------------------------------------------------------------
Core Business Units:
    Sterling Healthcare Group, Inc.             X
    California Axminster                                        X
    San Antonio (Gonzaba)                       X
    Meridian
    Florida Humana & Clinics                    X
    Health Partners Inc.                                        X

Non-Core Business Units
    Orange Coast
    North Carolina                              X
    Illinois MSO                                                X
    Kansas City

FPA MEDICAL MANAGEMENT, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                                        For the Period 11/2/98 to 11/27/98
                                             ---------------------------------------------------------
                                             Projected (1)           Actual (1)             Difference
                                                   A                     B                    C=B-A
                                             -------------           ------------           ----------
INITIAL CASH BALANCE                          $ 1,134,611           $ 1,134,612                    1

Cash Receipts:
  Fee For Service Billings                    $14,695,157           $13,297,736           (1,397,421)
  Claims & Capitation                         $10,491,430           $10,574,502               83,072
  Reimbursement                               $    50,000           $   107,839               57,839
  Medicare & Collections                      $ 1,200,000           $ 1,904,538              704,538
                                              -----------           -----------            ---------
    TOTAL CASH RECEIPTS                       $26,436,587           $25,884,615             (551,972)

Less: Cash Disbursements:
  Employee & Physician Payroll                $19,759,394           $19,870,224              110,830
  Catch-up payments to Doctors                $        --           $        --                   --
  Insurance                                   $ 1,731,000           $ 1,561,867             (169,133)
  Claims & Capitation                         $ 1,906,500           $ 1,408,594             (497,906)
  Patient Refunds                             $   211,000           $   127,716              (83,284)
  Rent                                        $   181,500           $   107,736              (73,764)
  Utilities                                   $   372,802           $   463,225               90,423
  Bank Lock-Box Account Fees                  $        --           $        --                   --
  Medical Supplies                            $   460,500           $   420,780              (39,720)
  Other                                       $ 2,860,944           $ 2,928,636               67,692
                                              -----------           -----------            ---------
    Total Cash Disbursements                  $27,483,640           $26,888,778             (594,862)

Net Cash Flow                                 $(1,047,053)          $(1,004,163)              42,890

Financing Charges (2)                         $  (282,000)          $  (282,624)                (624)
Retention Costs (2)                           $  (850,000)          $  (778,061)              71,939
Utility Company Deposits                      $  (700,000)          $  (183,330)             516,670
Stop Loss Insurance (2)                       $        --           $        --                   --
Professional Fees (2)                         $(2,853,000)          $(1,796,709)           1,056,291
Borrowing from/(Repayment to) HPI             $  (600,000)          $  (600,000)                  --
Capital Expenditures (2)                      $        --           $        --                   --
Restructuring Expenses                        $        --           $  (277,093)            (277,093)
First Union CD Deposit                        $(1,000,000)          $        --            1,000,000
Restricted AWS Cash                           $        --           $        --                   --
A/R Turnover from Collection                  $   200,000           $    25,592             (174,408)
Orange Coast Transaction Fees                 $  (293,750)          $   (95,861)             197,889
Orange Coast Liabilities                      $        --           $   (32,087)             (32,087)
Other Collections                             $        --           $   150,000              150,000
Orange Coast Post-Sale Disbursements          $  (100,000)          $        --              100,000
DIP Loan Borrowing/(Repayment)                $ 6,391,192           $ 6,350,000              (41,192)


Orange Coast DIP Re-Borrowing                 $        --           $    50,000               50,000

ENDING CASH BALANCE                           $        --           $ 2,660,276            2,660,276
                                              -----------           -----------            ---------


1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on November 16, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Reports.

2) Amounts for Financing Charges, Retention Costs, Stop Loss Insurance, Professional Fees and Capital Expenditures are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                                   For the Period 11/2/98 to 11/27/98
                                        ------------------------------------------------------
                                          Projected             Actual              Difference
                                              A                    B                   C=B-A
                                        -------------         -----------           ----------
INITIAL CASH BALANCE                    $   576,655           $   576,655                   (0)

Cash Receipts:
  Fee For Service Billings              $12,800,000           $11,335,711           (1,464,289)
  Claims & Capitation                   $        --           $        --                   --
  Reimbursement                         $        --           $        --                   --
  Medicare & Collections                $ 1,200,000           $ 1,904,538              704,538
                                        -----------           -----------            ---------
    TOTAL CASH RECEIPTS                 $14,000,000           $13,240,249             (759,751)

Less: Cash Disbursements:
  Employee & Physician Payroll          $12,010,394           $11,934,710              (75,684)
  Catch-up payments to Doctors          $        --           $        --                   --
  Insurance                             $   539,000           $   215,144             (323,856)
  Claims & Capitation                   $        --           $        --                   --
  Patient Refunds                       $   211,000           $   118,774              (92,226)
  Rent                                  $        --           $    20,252               20,252
  Utilities                             $    36,000           $    28,616               (7,384)
  Bank Lock Box                         $        --           $        --                   --
  Medical Supply                        $        --           $     2,844                2,844
  Other                                 $ 1,775,594           $ 1,407,860             (367,734)
                                        -----------           -----------            ---------
    Total Cash Disbursements            $14,571,988           $13,728,200             (843,788)

Financing Charges                       $        --           $        --                   --

Net DIP Advance                         $        --           $        --                   --

Net Cash Flow                           $  (571,988)          $  (487,951)              84,037

Intercompany Transfers                  $        --           $ 1,742,826            1,742,826

ENDING CASH BALANCE                     $     4,667           $ 1,831,530            1,826,863
                                        -----------           -----------            ---------

CALIFORNIA (AXMINSTER)

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                               For the Period 11/2/98 to 11/27/98
                                      --------------------------------------------------
                                        Projected             Actual          Difference
                                            A                    B               C=B-A
                                      -------------         -----------       ----------
INITIAL CASH BALANCE                    $   40,514           $ 40,515                  1

Cash Receipts:
  Fee For Service Billings              $   60,000           $ 54,558             (5,442)
  Claims & Capitation                   $  260,000           $831,490            571,490
  Reimbursement                         $       --           $     --                 --
  Medicare & Collections                $       --           $     --                 --
                                        ----------           --------          ---------
    TOTAL CASH RECEIPTS                 $  320,000           $886,048            566,048

Less: Cash Disbursements:
  Employee & Physician Payroll          $  400,000           $386,844            (13,156)
  Catch-up payments to Doctors          $       --           $     --                 --
  Insurance                             $       --           $     --                 --
  Claims & Capitation                   $  512,500           $209,860           (302,640)
  Patient Refunds                       $       --           $     --                 --
  Rent                                  $   55,000           $  6,588            (48,412)
  Utilities                             $    9,000           $ 21,250             12,250
  Bank Lock Box                         $       --           $     --                 --
  Medical Supply                        $   15,000           $ 17,006              2,006
  Other                                 $   13,600           $ 31,644             18,044
                                        ----------           --------          ---------
    Total Cash Disbursements            $1,005,100           $673,192           (331,908)

Agreed Cash Adjustments                 $       --           $     --                 --

Less: Interest                          $       --           $     --                 --

Net Cash Flow                           $ (685,100)          $212,856            897,956

Intercompany Transfers                  $       --           $527,355            527,355

ENDING CASH BALANCE                     $ (644,586)          $780,726          1,425,312
                                        ----------           --------          ---------

CORNERSTONE

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                               For the Period 11/2/98 to 11/27/98
                                      --------------------------------------------------
                                        Projected             Actual          Difference
                                            A                    B               C=B-A
                                      -------------         -----------       ----------
INITIAL CASH BALANCE                    $     (0)            $     --                 0

Cash Receipts:
  Fee For Service Billings              $150,000             $122,601           (27,399)
  Claims & Capitation                   $     --             $     --                --
  Reimbursement                         $     --             $     --                --
  Medicare & Collections                $     --             $     --                --
                                        --------             --------            ------
    TOTAL CASH RECEIPTS                 $150,000             $122,601           (27,399)

Less: Cash Disbursements:
  Employee & Physician Payroll          $120,000             $122,021             2,021
  Catch-up payments to Doctors          $     --             $     --                --
  Insurance                             $     --             $  3,441             3,441
  Claims & Capitation                   $     --             $     --                --
  Patient Refunds                       $     --             $     --                --
  Rent                                  $ 16,500             $ 21,632             5,132
  Utilities                             $  6,500             $  1,027            (5,473)
  Bank Lock Box                         $     --             $     --                --
  Medical Supply                        $     --             $     --                --
  Other                                 $ 40,000             $ 25,348           (14,652)
                                        --------             --------            ------
    Total Cash Disbursements            $183,000             $173,469            (9,531)

Agreed Cash Adjustments                 $     --             $     --                --

Less: Interest                          $     --             $     --                --

Net Cash Flow                           $(33,000)            $(50,868)          (17,868)

Intercompany Transfers                  $     --             $ 50,868            50,868

ENDING CASH BALANCE                     $(33,000)            $     --            33,000
                                        --------             --------            ------

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                               For the Period 11/2/98 to 11/27/98
                                      --------------------------------------------------
                                        Projected             Actual          Difference
                                            A                    B               C=B-A
                                      -------------         -----------       ----------
INITIAL CASH BALANCE                    $       --          $        --                 --

Cash Receipts:
  Fee For Service Billings              $  752,027          $   824,166             72,139
  Claims & Capitation                   $2,370,530          $ 2,474,591            104,061
  Reimbursement                         $       --          $        --                 --
  Medicare & Collections                $       --          $        --                 --
                                        ----------          -----------            -------
    TOTAL CASH RECEIPTS                 $3,122,557          $ 3,298,757            176,200

Less: Cash Disbursements:
  Employee & Physician Payroll          $2,200,000          $ 2,395,252            195,252
  Catch-up payments to Doctors          $       --          $        --                 --
  Insurance                             $       --          $   186,742            186,742
  Claims & Capitation                   $       --          $        --                 --
  Patient Refunds                       $       --          $     3,824              3,824
  Rent                                  $       --          $    11,399             11,399
  Utilities                             $  200,000          $   174,372            (25,628)
  Bank Lock Box                         $       --          $        --                 --
  Medical Supply                        $  100,000          $   101,348              1,348
  Other                                 $  400,000          $   354,854            (45,146)
                                        ----------          -----------            -------
    Total Cash Disbursements            $2,900,000          $ 3,227,791            327,791

Agreed Cash Adjustments                 $       --          $        --                 --

Less: Interest                          $       --          $        --                 --

Net Cash Flow                           $  222,557          $    70,966           (151,591)

Intercompany Transfers                  $       --          $   (70,966)           (70,966)

ENDING CASH BALANCE                     $  222,557          $        --           (222,557)
                                        ----------          -----------            -------

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                               For the Period 11/2/98 to 11/27/98
                                      ----------------------------------------------------
                                        Projected             Actual            Difference
                                            A                    B                C=B-A
                                      -------------         -----------         ----------
INITIAL CASH BALANCE                    $  272,382          $   272,382                 --

Cash Receipts:
  Fee For Service Billings              $  380,000          $   407,793             27,793
  Claims & Capitation                   $2,770,549          $ 2,465,859           (304,690)
  Reimbursement                         $       --          $    52,798             52,798
  Medicare & Collections                $       --          $        --                 --
                                        ----------          -----------            -------
    TOTAL CASH RECEIPTS                 $3,150,549          $ 2,926,450           (224,099)

Less: Cash Disbursements:
  Employee & Physician Payroll          $1,670,000          $ 1,563,883           (106,117)
  Catch-up payments to Doctors          $       --          $        --                 --
  Insurance                             $       --          $   120,022            120,022
  Claims & Capitation                   $  950,000          $ 1,017,859             67,859
  Patient Refunds                       $       --          $        --                 --
  Rent                                  $       --          $     4,013              4,013
  Utilities                             $   25,000          $    70,547             45,547
  Medical Supply                        $  120,000          $   152,332             32,332
  Other                                 $  300,000          $   319,632             19,632
                                        ----------          -----------            -------
    Total Cash Disbursements            $3,065,000          $ 3,248,288            183,288

Agreed Cash Adjustments                 $       --          $        --                 --

Less: Interest                          $       --          $        --                 --

Net Cash Flow                           $   85,549          $  (321,838)          (407,387)

Intercompany Transfers                  $       --          $    84,163             84,163

ENDING CASH BALANCE                     $  357,931          $    34,707           (323,224)
                                        ----------          -----------            -------

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                                For the Period 11/2/98 to 11/27/98
                                       ----------------------------------------------------
                                         Projected             Actual              Difference
                                             A                    B                   C=B-A
                                       -------------         -----------           ----------
INITIAL CASH BALANCE                    $        0           $       --                  (0)

Cash Receipts:
  Fee For Service Billings              $  100,000           $   42,346             (57,654)
  Claims & Capitation                   $1,765,000           $1,487,459            (277,541)
  Reimbursement                         $       --           $       --                  --
  Medicare & Collections                $       --           $       --                  --
                                        ----------           ----------           ---------
    TOTAL CASH RECEIPTS                 $1,865,000           $1,529,805            (335,195)

Less: Cash Disbursements:
  Employee & Physician Payroll          $1,320,000           $1,390,294              70,294
  Catch-up payments to Doctors          $       --           $       --                  --
  Insurance                             $   16,000           $   31,046              15,046
  Claims & Capitation                   $  270,000           $   34,330            (235,670)
  Patient Refunds                       $       --           $    5,113               5,113
  Rent                                  $   33,000           $   23,840              (9,160)
  Utilities                             $   42,000           $   88,625              46,625
  Bank Lock Box                         $       --           $       --                  --
  Medical Supply                        $  175,000           $  130,640             (44,360)
  Other                                 $   41,500           $  364,790             323,290
                                        ----------           ----------           ---------
    Total Cash Disbursements            $1,897,500           $2,068,678           $ 171,178

Financing Charges                       $       --           $       --                  --

Net DIP Advance                         $       --           $       --                  --

Net Cash Flow                           $  (32,500)          $ (538,873)           (506,373)

Intercompany Transfers                  $       --           $  538,873             538,873

ENDING CASH BALANCE                     $  (32,500)          $       --           $  32,500
                                        ----------           ----------           ---------

TENTATIVES & CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                                For the Period 11/2/98 to 11/27/98
                                       ----------------------------------------------------
                                         Projected            Actual              Difference
                                             A                   B                   C=B-A
                                       -------------         ----------           ----------
INITIAL CASH BALANCE                    $  245,060           $  245,060                  0

Cash Receipts:
  Fee For Service Billings              $  453,130           $  510,561             57,431
  Claims & Capitation                    3,325,351           $3,315,103            (10,248)
  Reimbursement                         $   50,000           $   55,041              5,041
  Medicare & Collections                $       --           $       --                 --
                                        ----------           ----------            -------

    TOTAL CASH RECEIPTS                 $3,828,481           $3,880,705             52,224

Less: Cash Disbursements:
  Employee & Physician Payroll          $2,039,000           $2,077,220             38,220
  Catch-up payments to Doctors          $       --           $       --                 --
  Insurance                             $1,176,000           $1,005,472           (170,528)
  Claims & Capitation                   $  174,000           $  146,545            (27,455)
  Patient Refunds                       $       --           $        5                  5
  Rent                                  $   77,000           $   20,012            (56,988)
  Utilities                             $   54,302           $   78,788             24,486
  Bank Lock Box                         $       --           $       --                 --
  Medical Supply                        $   50,500           $   16,610            (33,890)
  Other                                 $  290,250           $  424,508            134,258
                                        ----------           ----------            -------
    Total Cash Disbursements            $3,861,052           $3,769,160            (91,892)

Agreed Cash Adjustments                 $       --           $       --                 --

Less: Interest                          $       --           $       --                 --

Net Cash Flow                           $  (32,571)          $  111,545            144,116

Intercompany Transfers                  $       --           $ (343,292)          (343,292)

ENDING CASH BALANCE                     $  212,489           $   13,313           (199,176)
                                        ----------           ----------            -------


     Source: Information reflected above was obtained from the books and records of FPA Medical Management, Inc.

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
November 2, 1998 through November 27, 1998

                                                For the Period 11/2/98 to 11/27/98
                                       ----------------------------------------------------
                                         Projected            Actual              Difference
                                             A                   B                   C=B-A
                                       -------------         ----------           ----------
INITIAL CASH BALANCE                    $ 1,899,872           $1,899,872           $        --

Cash Receipts:
  Fee For Service Billings              $ 2,868,280           $2,987,684           $   119,404
  Claims & Capitation                   $ 3,474,228           $3,482,987           $     8,759
  Reimbursement                         $        --           $       --           $        --
  Medicare & Collections                $        --           $       --           $        --
                                        -----------           ----------           -----------
    TOTAL CASH RECEIPTS                 $ 6,342,508           $6,470,671           $   128,163

Less: Cash Disbursements:
  Employee & Physician Payroll          $ 2,852,000           $2,586,367           $  (265,633)
  Catch-up payments to Doctors          $   190,000           $  182,928           $    (7,072)
  Insurance                             $   210,000           $  103,959           $  (106,041)
  Claims & Capitation                   $ 2,890,000           $1,894,278           $  (995,722)
  Patient Refunds                       $     8,000           $   13,225           $     5,225
  Rent                                  $   285,630           $  285,461           $      (169)
  Utilities                             $    70,000           $   56,155           $   (13,845)
  Medical Supply                        $   170,000           $  175,457           $     5,457
  Other                                 $   900,000           $  756,505           $  (143,495)
                                        -----------           ----------           -----------
    Total Cash Disbursements            $ 7,575,630           $6,054,335           $(1,521,295)

Agreed Cash Adjustments                 $        --           $       --           $        --

Less: Interest                          $        --           $     (353)          $      (353)

Net Cash Flow                           $(1,233,122)          $  416,689           $ 1,649,811

Intercompany Transfers                  $   600,000           $  600,000           $        --

ENDING CASH BALANCE                     $ 1,266,750           $2,916,561           $ 1,649,811
                                        -----------           ----------           -----------


GENERAL: HEALTH PARTNERS INC. IS REPORTED FOR CASH FLOW PURPOSES AS A STAND ALONE ENTITY. THESE TRANSACTIONS ARE NOT INCLUDED AS A PART OF THE FPA MEDICAL MANAGEMENT, INC. ROLL-UP.